[LOGO]FIRST INVESTORS



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      GLOBAL FUND
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      The  Securities   and  Exchange   Commission  has  not  approved  or
      disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.
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     THE DATE OF THIS

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                                P R O S P E C T U S
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                                                      IS DECEMBER 31, 2002





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CONTENTS
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OVERVIEW OF THE FUND

What is the Global Fund?.................................................... 3
     Objectives............................................................. 3
     Principal Investment Strategies........................................ 3
     Principal Risks........................................................ 3
Who should consider buying the Global Fund?................................. 4
How has the Global Fund performed?.......................................... 5
What are the fees and expenses of the Global Fund?.......................... 7

THE FUND IN DETAIL

What are the Global Fund's objective, principal
investment strategies and principal risks?.................................. 9
Who manages the Global Fund?................................................11

BUYING AND SELLING SHARES

How and when does the Fund price its shares?............................... 12
How do I buy shares?....................................................... 12
Which class of shares is best for me?...................................... 13
How do I sell shares?...................................................... 15
Can I exchange my shares for the shares of other First Investors Funds?.... 15

ACCOUNT POLICIES

What about dividends and capital gain distributions?....................... 16
What about taxes?.......................................................... 16
How do I obtain a complete explanation of all account privileges and policies?.............................................................. 16

FINANCIAL HIGHLIGHTS ...................................................... 17

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OVERVIEW OF THE FUND
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WHAT IS THE GLOBAL FUND?

Objectives:

The Fund primarily seeks long-term capital growth and secondarily, a reasonable level of current income.

Principal Investment Strategies:

The Fund invests in a diversified portfolio of common stocks of companies that are located throughout the world. While the Fund attempts to maintain broad country diversification, under normal market conditions, it must allocate assets to at least three countries, including the United States. The Fund primarily invests in large or medium capitalization stocks that are traded in larger or more established markets throughout the world. The Fund also invests opportunistically in smaller capitalization stocks and stocks which are traded in smaller, less-developed or emerging markets.

Principal Risks:

While the potential long-term rewards of investing in the Fund are substantial, there are also substantial risks.

All stocks fluctuate in price in response to movements in the overall securities markets, general economic conditions and changes in interest rates or investor sentiment as well as company-specific developments. The risks of investing in securities issued by foreign companies, particularly those that are traded in foreign securities markets, are accentuated. Foreign securities can decline in value because of declines in the values of local currencies, irrespective of how well the companies issuing the securities are doing; foreign securities markets are generally less regulated and less liquid than comparable U.S. markets; there may be less financial information available on foreign companies than on comparable U.S. companies; and there may be political or economic instability in some countries in which the Fund may invest. Fluctuations in the prices of foreign stocks can be especially sudden and substantial, particularly in the case of stocks that are traded in less-developed or emerging markets. Stocks with smaller market capitalizations tend to experience sharper price fluctuations.

Accordingly, the value of your investment in the Fund will go up and down, which means that you could lose money.

AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

WHO SHOULD CONSIDER BUYING THE GLOBAL FUND?

The Global Fund is most appropriately used to add diversification to an investment portfolio. It may be appropriate for you if you:

  o      Are seeking significant growth of capital,

  o      Want exposure to investments in both U.S. and foreign companies,

  o      Are willing to accept a high degree of investment risk, and

  o Have a long-term investment horizon and are able to ride out market cycles.

You should keep in mind that the Fund is not a complete investment program. For most investors, a complete program. For most investors, a complete program should include not only stock funds but also bond and money market funds. While stocks have historically outperformed other categories of investments over long periods of time, they generally carry higher risks. There have also been extended periods during which bonds and money market instruments have outperformed stocks. By allocating your assets among different types of funds, you can reduce the overall risk of your portfolio. Of course, even a diversified investment program can result in loss.

HOW HAS THE GLOBAL FUND PERFORMED?

The following information shows how the Fund's performance has varied from year to year and in comparison with a broad-based index. This gives you some indication of the risks of investing in the Fund. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The bar chart presented below shows the performance of the Fund's Class A shares over the past ten calendar years (or the life of the Fund, if less). The Fund also has Class B shares. The performance of Class B shares differs from the performance of Class A shares shown in the bar chart only to the extent that they do not have the same expenses. The bar chart does not reflect sales charges that you may pay upon purchase or redemption of Fund shares. If they were included, the returns would be less than those shown.

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                                  GLOBAL FUND

                The bar chart contains the following plot points:

                                1992     -4.79%
                                1993     22.97%
                                1994     -3.78%
                                1995     17.83%
                                1996     14.43%
                                1997      7.98%
                                1998     16.80%
                                1999     31.66%
                                2000    -12.97%
                                2001    -15.09%

During the periods shown, the highest quarterly return was 20.13% (for the quarter ended December 31, 1999) and the lowest quarterly return was -15.71% (for the quarter ended September 30, 1998). Global Fund's year-to-date return as of September 30, 2002 was -27.15%.

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                                       5
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The following table shows the average annual total returns for the Fund's Class
A and Class B shares, assuming reinvestment of dividends and distributions, if any, and payment of the current maximum sales charge or contingent deferred sales charge ("CDSC"). The returns on Class A shares are shown both before and after taxes.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. After-tax returns on sale of Fund shares may be higher than other returns for the same period because capital losses on redemptions produce tax deductions.

Your actual after-tax returns may differ from those shown because they depend on your individual tax situation. Moreover, the after-tax returns set forth below are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or IRAs. After-tax returns for Class B shares will vary from those shown below.

AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2001)

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

                                                            CLASS A          CLASS B
                                                             SHARES           SHARES
                                    1 YEAR     5 YEARS     (10 YEARS)    (LIFE OF CLASS*)

CLASS A SHARES
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Return Before Taxes                -19.99%      2.96%        5.80%            N/A
Return After Taxes on
Distributions                      -20.02%      1.26%        4.25%            N/A
Return After Taxes on
Distributions and Sale of Fund
Shares                             -16.00%      2.08%        4.35%            N/A
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CLASS B SHARES
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Return Before Taxes                -19.00%      3.14%         N/A            6.96%

INDEX
Morgan Stanley All Country
World Free Index (reflects no
deduction for fees, expenses or
taxes)**                           -15.84%      5.18%        8.14%           8.25%
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

*CLASS B SHARES COMMENCED OPERATIONS ON 1/12/95. THE RETURN SHOWN FOR THE MORGAN STANLEY ALL COUNTRY WORLD FREE INDEX IS FOR THE PERIOD 1/1/95 TO 12/31/01.

**MORGAN STANLEY ALL COUNTRY WORLD FREE INDEX IS DESIGNED TO MEASURE THE PERFORMANCE OF STOCK MARKETS IN THE UNITED STATES, EUROPE, CANADA, AUSTRALIA, NEW ZEALAND AND THE DEVELOPED AND EMERGING MARKETS OF EASTERN EUROPE, LATIN AMERICA, ASIA AND THE FAR EAST. THE INDEX CONSISTS OF APPROXIMATELY 60% OF THE AGGREGATE MARKET VALUE OF THE COVERED STOCK EXCHANGES AND IS CALCULATED TO EXCLUDE COMPANIES AND SHARE CLASSES THAT CANNOT BE FREELY PURCHASED BY FOREIGNERS.

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WHAT ARE THE FEES AND EXPENSES OF THE GLOBAL FUND?

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

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Shareholder fees
(fees paid directly from your investment)   Class A Shares    Class B Shares
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Maximum sales charge (load) imposed on
purchases (as a percentage of offering price)   5.75%              None
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Maximum deferred sales charge (load)
(as a percentage of the lower of purchase
price or redemption price)                      None*             4.00%**
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*A CDSC of 1.00% will be assessed on certain redemptions of Class A shares that are purchased without a sales charge.

**4.00% in the first year; declining to 0% after the sixth year. Class B shares convert to Class A shares after eight years.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
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                                       Distribution                     Total
                                       and Service                   Annual Fund
                       Management        (12b-1)         Other        Operating
                          Fees             Fees         Expenses      Expenses

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 Class A Shares           1.00%           0.30%           0.57%         1.87%
 Class B Shares           1.00%           1.00%           0.57%         2.57%
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Example

This example helps you to compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that (1) you invest $10,000 in the Fund for the time periods indicated; (2) your investment has a 5% return each year; and (3) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, under these assumptions your costs would be:


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                        One Year     Three Years      Five Years       Ten Years
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If you redeem your shares:
Class A shares            $754          $1,129          $1,528           $2,639
Class B shares            $660          $1,099          $1,565          $2,734*

If you do not redeem your shares:
Class A shares            $754          $1,129          $1,528           $2,639
Class B shares            $260            $799          $1,365          $2,734*
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*Assumes conversion to Class A shares eight years after purchase.

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THE FUND IN DETAIL
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WHAT ARE THE GLOBAL FUND'S OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, AND
PRINCIPAL RISKS?

Objectives:

The Fund primarily seeks long-term capital growth and secondarily a reasonable level of current income.

Principal Investment Strategies:

The Fund invests in a diversified portfolio of common stocks of companies that are located throughout the world. While the Fund attempts to maintain broad country diversification, under normal market conditions, it must allocate assets to at least three countries, including the United States.
The Fund primarily invests in stocks of companies that are considered large to medium in size (measured by market capitalization). The Fund may also invest in smaller companies when it views them as attractive alternatives to the stocks of larger or more established companies.

The foreign securities that the Fund purchases are typically denominated in foreign currencies and traded in foreign securities markets. The Fund primarily invests in securities that trade in larger or more established markets but also may invest (to a lesser degree) in smaller, less-developed or emerging markets where management believes there is significant opportunity for growth of capital.

The Fund uses fundamental research and analysis to identify prospective investments. Security selection is based on any one or more of the following characteristics: accelerating earnings growth or the possibility of positive earnings surprises; strong possibility of price-to-earnings multiple expansion (or increases in other similar valuation measures); hidden or unappreciated value; or improving local market and/or industry outlook.

Once the purchase candidates for the Fund are identified, the portfolio construction process begins. In this phase, many factors are considered in creating a total portfolio of securities for the Fund, including: (1) regional and country allocation, (2) industry and sector allocation, (3) company size and
(4) in the case of foreign securities, foreign currency exposure and the risks of trading and maintaining securities and cash in foreign countries. The total risk of the Fund is monitored at this point in the portfolio construction process.

Every company in the portfolio is monitored to ensure its fundamental attractiveness. A stock may be sold if in the portfolio manager's opinion: its downside risk equals or exceeds its upside potential; it suffers from a decreasing trend of earnings growth or suffers an earnings disappointment; it experiences excessive valuations; or there is a deteriorating local market and/or industry outlook. The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. When the Fund is so invested, it may not achieve its investment objective. The Fund may, at times, engage in short-term trading, which could produce higher transaction costs and taxable distributions and may result in a lower total return for the Fund

Information on the Fund's recent strategies and holdings can be found in the most recent annual report (see back cover).

Principal Risks:

Any investment carries with it some level of risk. An investment offering greater potential rewards generally carries greater risks. Here are the principal risks of investing in the Global Fund:

Market Risk:

Because the Fund primarily invests in common stocks, it is subject to market risk. Stock prices may decline over short or even extended periods not only because of company-specific developments but also due to an economic downturn, a change in interest rates or a change in investor sentiment. Stock markets tend to run in cycles with periods when prices generally go up, known as "bull" markets, and periods when stock prices generally go down, referred to as "bear" markets.

Foreign Securities Risk:

There are special risk factors associated with investing in foreign securities. Some of these factors are also present when investing in the United States but are heightened when investing in non-U.S. markets, especially in smaller, less-developed or emerging markets. For example, fluctuations in the exchange rates between the U.S. dollar and foreign currencies may have a negative impact on investments denominated in foreign currencies by eroding or reversing gains or widening losses from those investments. The risks of investing in foreign securities also include potential political and economic instability, differing accounting and financial reporting standards or inability to obtain reliable financial information regarding a company's balance sheet and operations and less stringent regulation and supervision of foreign securities markets, custodians and securities depositories. Funds that invest in foreign securities are also subject to higher commission rates on portfolio transactions, potentially adverse changes in tax and exchange control regulations, potential restrictions on the flow of international capital and the transition to the euro for European Monetary Union countries. Many foreign countries impose withholding taxes on income from investments in such countries, which the Fund may not recover.

Liquidity Risk:

The Fund is also susceptible to the risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. As a result, the Fund may have to lower the price on certain securities that it is trying to sell, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance. This risk is particularly acute in the case of foreign securities that are traded in smaller, less-developed or emerging markets.

Small-Cap and Mid-Cap Risk:

The market risk associated with small-to-mid-cap stocks is greater than that associated with larger-cap stocks because small-to-mid-cap stocks tend to experience sharper price fluctuations than larger-cap stocks, particularly during bear markets. Small-to-mid-cap companies are generally dependent on a smaller number of products or services, their earnings are less predictable and their share prices more volatile. These companies are also more likely to have limited markets or financial resources or to depend on a small, inexperienced management group.

WHO MANAGES THE GLOBAL FUND?

First Investors Management Company, Inc. ("FIMCO") is the investment adviser to the Fund. FIMCO has been the investment adviser to the First Investors Family of Funds since 1965. Its address is 95 Wall Street, New York, NY 10005. As of September 30, 2002, FIMCO served as investment adviser to 50 mutual funds or series of funds with total net assets of approximately $5 billion. FIMCO supervises all aspects of the Fund's operations. For the fiscal year ended September 30, 2002, FIMCO received advisory fees of 1.00% of the Fund's average daily net assets, net of any waiver.

Wellington Management Company, LLP ("WMC") serves as the investment subadviser of the Global Fund. WMC has discretionary trading authority over all of the Fund's assets, subject to continuing oversight and supervision by FIMCO and the Fund's Board of Directors. WMC is located at 75 State Street, Boston, MA 02109. WMC is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowment funds, foundations and other institutions. As of September 30, 2002, WMC held investment management authority with respect to $293 billion of assets. Of that amount, WMC acted as investment adviser or subadviser to approximately 171 registered investment companies or series of such companies, with net assets of approximately $169 billion.

The Global Fund is managed by Trond Skramstad, Senior Vice President of WMC and Chairman of the firm's Global Equity Strategy Group. Mr. Skramstad joined WMC in 1993.

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BUYING AND SELLING SHARES
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HOW AND WHEN DOES THE FUND PRICE ITS SHARES?

The share price (which is called "net asset value" or "NAV" per share) for the Fund is calculated once each day as of 4 p.m., Eastern Time ("E.T."), on each day the New York Stock Exchange ("NYSE") is open for regular trading ("Business Day"). The NYSE is closed on most national holidays and Good Friday. In the event that the NYSE closes early, the share price will be determined as of the time of the closing.

To calculate the NAV, the Fund first values its assets, subtracts its liabilities and divides the balance, called net assets, by the number of shares outstanding. The prices or NAVs of Class A shares and Class B shares will generally differ because they have different expenses.

The Fund's assets are generally valued on the basis of market quotations, last sale prices or estimates of value furnished by a pricing service. If such information is not available for a security held by the Fund, is determined to be unreliable or (to the Adviser's knowledge) does not reflect a significant event occurring after the close of the market on which the security principally trades (but before the close of trading on the NYSE), the security will be valued at its fair value as determined in good faith pursuant to procedures adopted by the Board of Directors of the Fund. Debt obligations with maturities of 60 days or less are valued at amortized cost.

HOW DO I BUY SHARES?

You may buy shares of the Fund through a First Investors registered representative or through a registered representative of an authorized broker-dealer ("Representative"). Your Representative will help you complete and submit an application. Your initial investment must be at least $1,000. Subsequent payments can be made in any amount. We have lower initial investment requirements for certain types of retirement accounts and offer automatic investment plans that allow you to open a Fund account with small monthly payments. You can also arrange to make systematic investments electronically from your bank account or through payroll deduction. All the various ways you can buy shares are explained in the Shareholder Manual. For further information on the procedures for buying shares, please contact your Representative or call Shareholder Services at 1-800-423-4026.

If we receive your order in our Woodbridge, N.J. offices in correct form, as described in the Shareholder Manual, prior to the close of regular trading on the NYSE, your transaction will be priced at that day's NAV. If you place your order with your Representative prior to the close of regular trading on the NYSE, your transaction will also be priced at that day's NAV provided that your Representative transmits the order to our Woodbridge, N.J. offices prior to the close of our business, which generally occurs at 5 p.m., E.T. Orders placed after the close of regular trading on the NYSE will be priced at the next Business Day's NAV. The procedures for processing transactions are explained in more detail in our Shareholder Manual, which is available upon request.

The Fund reserves the right to refuse any order to buy shares if the Fund determines that doing so would be in the best interests of the Fund and its shareholders.

WHICH CLASS OF SHARES IS BEST FOR ME?

The Fund has two classes of shares, Class A and Class B. While each class invests in the same portfolio of securities, the classes have separate sales charge and expense structures. Because of the different expense structures, each class of shares generally will have different NAVs and dividends.

The principal advantages of Class A shares are the lower overall expenses, the availability of quantity discounts on volume purchases and certain account privileges that are available only on Class A shares. The principal advantage of Class B shares is that all of your money is invested from the outset.

The following tables describe the sales charge for Class A shares and contingent deferred sales charge ("CDSC") for Class B shares. As described in the Shareholder Manual, sales charges and CDSCs may be reduced or waived under certain circumstances and for certain groups.

Because of the lower overall expenses on Class A shares, we recommend Class A shares for purchases in excess of $250,000. If you are investing in excess of $1,000,000, we will only sell Class A shares to you. For purchases below $250,000, the class that is best for you generally depends upon the amount you invest, your time horizon and your preference for paying the sales charge initially or later. If you fail to tell us which Class of shares you want, we will purchase Class A shares for you.

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                                  CLASS A SHARES

Class A shares of the Fund are sold at the public offering price, which includes a front-end sales load. The sales charge declines with the size of your purchase, as illustrated below.

YOUR INVESTMENT         SALES CHARGE AS A PERCENTAGE        SALES CHARGE AS A
                             OF OFFERING PRICE          PERCENTAGE OF NET AMOUNT
                                                                 INVESTED
--------------------------------------------------------------------------------
Less than $100,000                   5.75%                        6.10%
--------------------------------------------------------------------------------
$100,000-$249,999                    4.50                         4.71
--------------------------------------------------------------------------------
$250,000-$499,999                    3.50                         3.63
--------------------------------------------------------------------------------
$500,000-$999,999                    2.50                         2.56
--------------------------------------------------------------------------------
$1,000,000 or more                    0*                           0*
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*IF YOU INVEST $1,000,000 OR MORE IN CLASS A SHARES, YOU WILL NOT PAY A
FRONT-END SALES CHARGE. HOWEVER, IF YOU MAKE SUCH AN INVESTMENT AND THEN SELL YOUR SHARES WITHIN 24 MONTHS OF PURCHASE, YOU WILL PAY A CDSC OF 1.00%.

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                                  CLASS B SHARES*

Class B shares are sold at net asset value without any initial sales charge. However, you may pay a CDSC when you sell your shares. The CDSC declines the longer you hold your shares, as illustrated below. Class B shares convert to Class A shares after eight years.

                                        CSDC AS A PERCENTAGE OF PURCHASE PRICE
YEAR OF REDEMPTION                               OR NAV AT REDEMPTION

--------------------------------------------------------------------------------
Within the 1st or 2nd year                                 4%
--------------------------------------------------------------------------------
Within the 3rd or 4th year                                 3
--------------------------------------------------------------------------------
In the 5th year                                            2
--------------------------------------------------------------------------------
In the 6th year                                            1
--------------------------------------------------------------------------------
Within the 7th year and 8th year                           0
--------------------------------------------------------------------------------

* THERE IS NO CDSC ON CLASS B SHARES THAT ARE ACQUIRED THROUGH REINVESTMENT OF DIVIDENDS OR DISTRIBUTIONS. THE CDSC IS IMPOSED ON THE LOWER OF THE ORIGINAL PURCHASE PRICE OR THE NET ASSET VALUE OF THE SHARES BEING SOLD. FOR PURPOSES OF DETERMINING THE CDSC, ALL PURCHASES MADE DURING A CALENDAR MONTH ARE COUNTED AS HAVING BEEN MADE ON THE FIRST DAY OF THAT MONTH AT THE AVERAGE COST OF ALL PURCHASES MADE DURING THAT MONTH. TO KEEP YOUR CDSC AS LOW AS POSSIBLE, EACH TIME YOU PLACE A REQUEST TO SELL SHARES, WE WILL FIRST SELL ANY SHARES IN YOUR ACCOUNT THAT CARRY NO CDSC. IF THERE IS AN INSUFFICIENT NUMBER OF THESE SHARES TO MEET YOUR REQUEST IN FULL, WE WILL THEN SELL THOSE SHARES THAT HAVE THE LOWEST CDSC.

The Fund has adopted plans pursuant to Rule 12b-1 for its Class A and Class B shares that allow the Fund to pay fees for the marketing of Fund shares and for services provided to shareholders. The plans provide for payments at annual rates (based on average daily net assets) of up to 0.30% on Class A shares and 1.00% on Class B shares. No more than 0.25% of these payments may be for service fees. These fees are paid monthly in arrears. Because these fees are paid out of the Fund's assets on an ongoing basis, the higher fees for Class B shares will increase the cost of your investment. Rule 12b-1 fees may cost you more over time than paying other types of sales charges.

HOW DO I SELL SHARES?

You may redeem your Fund shares on any day the Fund is open for business by contacting your Representative who will place a redemption order for you or by sending a written redemption request to Administrative Data Management Corp., ("ADM") at 581 Main Street, Woodbridge, N.J. 07095-1198.

Subject to the policies outlined in our Shareholder Manual, you may also make a redemption by telephoning the Special Services Department of ADM at 1-800-342-6221 or instructing us to make an electronic transfer to a predesignated bank. Shares that you have owned for less than 15 days may only be redeemed by written request.

Your redemption request will be processed at the price next computed after we receive the request in good order, as described in the Shareholder Manual. For all requests, please provide your account number.

Payment of redemption proceeds generally will be made within 7 days. If you are redeeming shares which you recently purchased by check, payment may be delayed to verify that your check has cleared (which may take up to 15 days from the date of purchase).

If your account falls below the minimum account balance for any reason other than market fluctuation, the Fund reserves the right to redeem your account without your consent or to impose a low balance account fee of $15 annually on 60 days prior notice. The Fund may also redeem your account or impose a low balance account fee if you have established your account under a systematic investment program and discontinue the program before you meet the minimum account balance. You may avoid redemption or imposition of a fee by purchasing additional Fund shares during this 60-day period to bring your account balance to the required minimum. If you own Class B shares, you will not be charged a CDSC on a low balance redemption.

The Fund reserves the right to make in-kind redemptions. This means that it could respond to a redemption request by distributing shares of the Fund's underlying investments rather than distributing cash.

CAN I EXCHANGE MY SHARES FOR THE SHARES OF OTHER FIRST INVESTORS FUNDS?

You may exchange shares of the Fund for shares of other First Investors Funds without paying any additional sales charge. You can only exchange within the same class of shares (i.e., Class A to Class A). For further information about exchange privileges, see the Shareholder Manual or call your Representative or ADM at 1-800-423-4026.

The Fund reserves the right to reject any exchange request that appears to be part of a market timing strategy based upon the holding period of the initial investment, the amount of the investment being exchanged, the funds involved and the background of the shareholder or dealer involved. The Fund is designed for long-term investment purposes. It is not intended to provide a vehicle for short-term market timing.

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ACCOUNT POLICIES
--------------------------------------------------------------------------------

WHAT ABOUT DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS?

To the extent that it has net investment income, the Fund will declare and pay a dividend from net investment income on an annual basis. Any net realized capital gains will be declared and distributed on an annual basis, usually after the end of the Fund's fiscal year. The Fund may make an additional distribution in any year if necessary to avoid a Federal excise tax on certain undistributed income and capital gain.

Dividends and other distributions paid on both classes of the Fund's shares are calculated at the same time and in the same manner. Dividends on Class B shares of the Fund are expected to be lower than those for its Class A shares because of the higher distribution fees borne by the Class B shares. Dividends on each class also might be affected differently by the allocation of other class-specific expenses.

You may choose to reinvest all dividends and other distributions at NAV in additional shares of the same class of the Fund or certain other First Investors Funds or receive all dividends and other distributions in cash. If you do not select an option when you open your account, all dividends and other distributions will be reinvested in additional Fund shares. If you do not cash a dividend or distribution check, you will not receive interest on the amount of the check while it remains outstanding. If the Fund is unable to obtain a current address for you, it will reinvest your dividends and distributions in additional Fund shares in accordance with our "Returned Mail" policy, as described in our Shareholder Manual.

A dividend or distribution paid on a class of shares will be paid in additional shares of the distributing class if it is under $10 or the Fund has received notice of your death (until written alternate payment instructions and other necessary documents are provided by your legal representative).

WHAT ABOUT TAXES?

Any dividends or capital gain distributions paid by the Fund are taxable to you unless you hold your shares in an individual retirement account ("IRA"), 403(b) account, 401(k) account or other tax-deferred account. Dividends and distributions of net short-term capital gains are taxable to you as ordinary income. Distributions of long-term capital gains (if any) are taxed to you as long-term capital gains, regardless of how long you owned your Fund shares. You are taxed in the same manner whether you receive your dividends and capital gain distributions in cash or reinvest them in additional Fund shares.

Your sale or exchange of Fund shares will be considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.


HOW DO I OBTAIN A COMPLETE EXPLANATION OF ALL ACCOUNT PRIVILEGES AND POLICIES?

The Fund offers a full range of special privileges, including special investment programs for group retirement plans, systematic investment programs, automatic payroll investment programs, telephone privileges and expedited redemptions by wire order or Automated Clearing House transfer. The full range of privileges and related policies are described in our Shareholder Manual, which you may obtain on request. For more information on the full range of services available, please contact us directly at 1-800-423-4026.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights tables are intended to help you understand the financial performance of the Fund for the years indicated. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rates that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Tait, Weller & Baker, whose report, along with the Fund's financial statements, is included in the Statement of Additional Information, which is available upon request.

------------------------------------------------------------------------------------------------
PER SHARE DATA

            NET ASSET   INCOME FROM                            LESS DISTRIBUTIONS
            VALUE AT    INVESTMENT OPERATIONS                  FROM
            BEGINNING
            OF PERIOD   Net         Net Realized    Total      Net         Net Realized   Total
                        Investment  and             From       Investment  Gain           Distributions
                        Income      Unrealized      Investment Income
                        (Loss)      Gain (Loss)     Operations
                                    on Investments

------------------------------------------------------------------------------------------------
CLASS A
------------------------------------------------------------------------------------------------

1997(h)       $6.59      $.03          $.50           $.53      $.03        $.68          $.71
1998(a)        6.41       .01          (.09)          (.08)      --           --            --
1999(f)        6.33        --          1.86           1.86       --          .08           .08
2000(f)        8.11      (.02)          .91            .89       --          .89           .89
2001(f)        8.11      (.01)        (2.13)         (2.14)      --          .76           .76
2002(f)        5.21      (.01)         (.96)          (.97)      --           --            --

------------------------------------------------------------------------------------------------
CLASS B
------------------------------------------------------------------------------------------------

1997(h)       $6.51     $(.01)         $.49           $.48      $--         $.68          $.68
1998(a)        6.31      (.03)         (.09)          (.12)      --           --            --
1999(f)        6.19      (.04)         1.81           1.77       --          .08           .08
2000(f)        7.88      (.07)          .88            .81       --          .89           .89
2001(f)        7.80      (.06)        (2.03)         (2.09)      --          .76           .76
2002(f)        4.95        --          (.95)          (.95)      --           --            --
------------------------------------------------------------------------------------------------

+       ANNUALIZED.
++      NET OF EXPENSES WAIVED OR ASSUMED BY THE INVESTMENT ADVISER.
*       CALCULATED WITHOUT SALES CHARGES.
(a)     FOR THE PERIOD JANUARY 1, 1998 TO SEPTEMBER 30, 1998.
(f)     FOR THE FISCAL YEAR ENDED SEPTEMBER 30.
(h)     FOR THE FISCAL YEAR ENDED DECEMBER 31.

------------------------------------------------------------------------------------------------
              TOTAL       RATIOS/SUPPLEMENTAL DATA
              RETURN

 NET          TOTAL       NET         RATIO TO AVERAGE      RATIO TO AVERAGE       PORTFOLIO
 ASSET        RETURN*     ASSETS AT   NET ASSETS++          NET ASSETS             TURNOVER
 VALUE AT     (%)         END OF                            BEFORE EXPENSES        RATE (%)
 END OF                   PERIOD      Expenses  Net         WAIVED OR ASSUMED
 PERIOD                   (IN         (%)       Investment
                          MILLIONS)             Income(%)   Expenses Net
                                                (Loss)      (%)      Investment
                                                                     Income
                                                                     (Loss)(%)
------------------------------------------------------------------------------------------------
CLASS A
------------------------------------------------------------------------------------------------
   $6.41         7.98      $277       1.82       .41        N/A        N/A             70
    6.33        (1.25)      261       1.82+      .12+       N/A        N/A             82
    8.11        29.63       316       1.72      (.03)       N/A        N/A             92
    8.11        11.73       350       1.65      (.26)       N/A        N/A            102
    5.21       (28.87)      234       1.77      (.21)       N/A        N/A            116
    4.24       (18.62)      173       1.87      (.35)       N/A        N/A            125
------------------------------------------------------------------------------------------------
CLASS B
------------------------------------------------------------------------------------------------
   $6.31         7.36       $10       2.52       (.29)      N/A        N/A             70
    6.19        (1.90)       12       2.52+      (.58)+     N/A        N/A             82
    7.88        28.78        18       2.42       (.73)      N/A        N/A             92
    7.80        10.99        26       2.35       (.96)      N/A        N/A            102
    4.95       (29.42)       18       2.47       (.91)      N/A        N/A            116
    4.00       (19.19)       14       2.57      (1.05)      N/A        N/A            125
---------------------------------------------------------------------------------------------

[LOGO]FIRST INVESTORS


GLOBAL FUND

For more information about the Fund, the following documents are available for free upon request:

ANNUAL/SEMI-ANNUAL REPORTS:
These Reports include the holdings of the Fund as well as a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI):
The SAI provides more detailed information about the Fund and is incorporated by reference into this prospectus.

SHAREHOLDER MANUAL:
The Shareholder Manual provides more detailed information about the purchase, redemption and sale of the Fund's shares.

To obtain free copies of Reports, the SAI and the Shareholder Manual, or to request other information, contact the Fund at:
ADMINISTRATIVE DATA MANAGEMENT CORP.
581 MAIN STREET
WOODBRIDGE, NJ 07095-1198
TELEPHONE:  1-800-423-4026

To obtain information about the Fund, including your account balance and transaction history, you may also visit our website at:
www.firstinvestors.com. To access your account information, you will need a password, which you may request over the web or by telephone.

You can review and copy Fund documents (including reports, the Shareholder Manual and SAIs) at the Public Reference Room of the SEC in Washington, D.C. You can also obtain copies of Fund documents after paying a duplicating fee (i) by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102 or (ii) by electronic request at publicinfo@sec.gov. To find out more, call the SEC at 1-202-942-8090. Text-only versions of Fund documents can be viewed online or downloaded from the EDGAR database on the SEC's Internet website at http://www.sec.gov.

(Investment Company Act File No.: 811-3169)